UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2005

Boulevard Acquisition Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-31385	52-2257546
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1504 R Street, N.W., Washington, District of Columbia		20009
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-387-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2005, Global Food Technologies, Inc., formerly Global Food Technology, Inc. (formerly before that, Boulevard Acquisition Corporation) ("we," "us" or the "Company"), entered into an agreement (the "Agreement") with Global Media Fund, LLC ("Global Media") whereby Global Media has agreed to produce and distribute $54,000,000 worth of nationally syndicated newspaper features and/or nationally syndicated radio features through the regular distribution of feature articles to over 10,000 newspapers, news and wire services, and to more than 6,000 radio stations for a 36 month period. Pursuant to the terms of the Agreement, we will have the option to choose, at our discretion, the balance of print and radio media features. In exchange for the media campaign services of Global Media, we have agreed to pay Global Media (i) $2,200,000 in shares of our restricted common stock, having piggy-back registration rights for our first Registration Statement to be filed with the Securities and Exchange Commission (the "Commission"), (ii) $50,000 in cash due at signing, and (iii) $2,250,000 in shares of our restricted common stock, payable over a three (3) year period and having piggy-back registration rights for a subsequent Registration Statement. We have the right, upon thirty (30) days prior written notice of Global Media, to cancel the Agreement.

A copy of the Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2005, the Board filed an amendment to our Certificate of Incorporation to change the name of our company to Global Food Technologies, Inc. The full text of the Certificate of Amendment to Certificate of Incorporation is attached as Exhibit 3.1(ii) to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 30, 2005, we issued a press release announcing our entry into an agreement (the "Agreement") with Global Media Fund, LLC ("Global Media"). As reported in this press release and pursuant to the terms of the Agreement, we will receive $54,000,000 worth of nationally syndicated newspaper space and radio airtime through the regular distribution of feature articles to over 10,000 newspapers, news and wire services, and to more than 6,000 radio stations for a 36 month period. The print features are expected to reach an estimated audience of 34,000,000 readers per month. Under the Agreement, our aggregate cost of this transaction is $4,500,000, payable $50,000 in cash at signing, $2,250,000 in restricted common stock subject to piggy-back registration rights for our first Registration Statement to be filed by Global Food Technologies, and $2,200,000 in restricted common stock subject to piggy-back registration rights for a subsequent registration statement after that.
A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in its entirety herein.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boulevard Acquisition Corporation

October 5, 2005	By:	/Keith Meeks/

Name: /Keith Meeks/
Title: President

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1(ii)	Certificate of Amendment to Certificate of Incorporation
10.2	Material agreement